NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive
Honaker, Virginia 24260

Dear Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the “Company”) to be held on Tuesday, May 17, 2022, at 6:00 p.m. by virtual audio meeting. In support of the health of our shareholders, directors and employees, the Board of Directors has determined that the Annual Meeting will be conducted exclusively as a “virtual audio meeting” of shareholders via online live webcast. There will be no physical location for the meeting. You will be able to attend and listen to the meeting live, submit questions and vote online during the meeting by visiting meetnow.global/MUWP9Q9. For information on how to participate in the virtual Annual Meeting, please see the first paragraph on page 1 of the accompanying proxy statement.

At the Annual Meeting, you will be asked to vote on two proposals. We are furnishing proxy materials to our shareholders primarily over the Internet. You may read, print and download these materials, including a formal notice of the Annual Meeting, a Proxy Statement, the proxy card, and the 2021 Annual Report on Form 10-K at http://www.edocumentview.com/NWPP. On or about April 4, 2022, we mailed our shareholders a notice with instructions on how to access these materials and how to vote their shares online. The notice also provides instructions on how you can request a paper copy of these materials if you would prefer.

Whether or not you plan to attend the Annual Meeting online, it is important that your shares be represented and voted. Please read the accompanying Proxy Statement and submit your proxy via the Internet, by using the toll-free telephone number or, if you request a paper copy, by completing, signing, dating and returning your proxy card promptly using the enclosed postage-paid envelope. This will not prevent you from voting your shares electronically during the meeting, but it will ensure that your vote is counted if you are unable to attend the meeting. Your Proxy may be revoked at any time before it has been voted. If your broker, bank or other nominee holds your shares, you also should contact your nominee for additional information.

We hope you will participate in the Annual Meeting online, either in person or by proxy.

Sincerely,

/s/ C. Todd Asbury

C. Todd Asbury

President and Chief Executive Officer

Honaker, Virginia

April 4, 2022

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of New Peoples Bankshares, Inc. (the “Company”) will be held on Tuesday, May 17, 2022 at 6:00 p.m. The Annual Meeting will be conducted exclusively as a “virtual audio meeting” of shareholders via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MUWP9Q9.

At the meeting, you will be asked to vote on the following proposals:

1.	To elect four directors to serve for terms of three years each expiring at the 2025 annual meeting of shareholders; and

2.	To ratify the Audit Committee’s appointment of Yount, Hyde & Barbour, PC (“YHB”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

3.	Act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 23, 2022, the record date set by our Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting.

It is important that as many shares as possible be represented at the Annual Meeting. Please read this Proxy Statement and submit your proxy via the Internet, by using the toll-free telephone number or, if you request a paper copy, by completing, signing, dating and returning your proxy card promptly using the enclosed postage-paid envelope. You may revoke your proxy at any time before it has been voted.

By Order of the Board of Directors

/s/ John J. Boczar

John J. Boczar

Secretary

April 4, 2022

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 17, 2022.

The Proxy Statement, proxy card and the 2021 Annual Report on Form 10-K are available at http://www.edocumentview.com/NWPP.

If your shares of the Company’s common stock are held by a broker or other custodian, then that organization is considered the shareholder of record and the shares are considered held in “street name”. The Company provided its proxy materials to the shareholder of record for distribution to you along with your voting instruction form. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you. As a beneficial owner, you must register in advance to attend the Annual Meeting virtually on the Internet. Additional instructions are included in the Proxy Statement.

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

________________________________________________

PROXY STATEMENT

2022 ANNUAL MEETING OF SHAREHOLDERS

________________________________________________

This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share (“Common Stock”), of New Peoples Bankshares, Inc., in connection with the solicitation of proxies by our Board of Directors on behalf of the Company to be used at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 17, 2022 at 6:00 p.m. The Annual Meeting will be conducted exclusively as a “virtual audio meeting” of shareholders via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MUWP9Q9.

We are furnishing our proxy materials primarily over the Internet rather than mailing paper copies of those materials to each shareholder. On or about April 4, 2022, we first mailed an Important Notice Regarding the Availability of Proxy Materials on the Internet (the “Notice”) to shareholders and posted our proxy materials on the Internet site referenced therein. These proxy materials include the accompanying notice of Annual Meeting, this Proxy Statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2021. The Notice provides information regarding how to access these proxy materials on the Internet, vote your shares or request a paper copy of these materials.

Your vote is very important, regardless of the number of shares you own. You are urged to submit your vote as soon as possible. As described in the Notice, you will have the option to vote by telephone, via the Internet or, if you request a paper copy, by completing, dating and signing a proxy card and returning it to the Company. Execution or submission of a proxy will not affect a registered shareholder’s right to attend the Annual Meeting via the Internet and vote during the meeting. Any registered shareholder who has executed or submitted a proxy may revoke it by attending the Annual Meeting via the Internet and voting during the meeting. Any shareholder who executes a proxy also has the power to revoke it at any time by written notice to our Secretary, or by submitting a subsequent vote using any of the methods described above. If your shares are held in “street name,” and you want to change or revoke voting instructions you have given to the record holder of your shares, please follow the directions given by the institution that holds your shares.

The cost of soliciting proxies for the Annual Meeting will be borne by us. We do not intend to solicit proxies other than by use of mail and electronic notice and access to the Internet; however, certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

To reduce the expenses of delivering duplicate proxy materials to shareholders, we are relying upon rules of the Securities and Exchange Commission (“SEC”) that permit us to deliver only one Notice and annual report to multiple shareholders who share an address unless we received contrary instructions from any shareholder at that address. All shareholders sharing an address will continue to receive separate proxy cards based on their registered ownership of Common Stock. Any shareholder sharing an address who does not receive an individual proxy statement and annual report may write or call Computershare Investor Services (“Computershare”) as specified below and Computershare will promptly send the materials to the shareholder at no cost. For future meetings, a shareholder may request separate copies of our proxy materials, or request that we only send one set of these materials if the shareholder is receiving multiple copies, by contacting Computershare at Attn.: Proxy Services, P.O. Box 505008, Louisville, Kentucky 40233-9814 or by telephoning Computershare toll free at 1-800-368-5948.

On March 23, 2022, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 23,922,086 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item, and generally will have no effect on whether or not the item is approved.

If your shares are held in an account with a broker or other custodian, then your shares are held in “street name.” As a beneficial owner, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to the Company’s transfer agent, Computershare, Inc. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 10, 2022. You will receive confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following: By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com; By mail: Computershare, New Peoples Bankshares, Inc. Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001.

A broker who holds shares in “street name” is prohibited from voting on certain items when he or she has not received instructions on how to vote from the beneficial owner, but on other items, the broker is entitled to vote without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Brokers are not permitted to vote on the election of directors without specific instruction from the beneficial owner of the shares in street name. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to the ratification of Yount, Hyde & Barbour, PC (“YHB”) as our independent registered public accounting firm; therefore, no broker non-votes are expected to exist in connection with this proposal. “Broker shares” for which a vote has been cast on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. “Broker shares” that are not voted on any matter at the Annual Meeting will not be counted for purposes of determining the existence of a quorum. Broker non-votes will not be counted as voting in favor of any particular matter, and generally will have no effect on whether or not the item is approved.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board of Directors currently consists of eleven members, four of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2025. Seven other directors are serving terms that end in either 2023 or 2024, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the four nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience for the past five years, unless otherwise noted, and the year that each individual was first elected to our Board of Directors or earlier to the Board of Directors of New Peoples Bank, Inc. (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2025

Tim W. Ball, age 62, has been President, Owner and Operator of Ball Coal Company and owner of Tim Ball Trucking Company since 1985, and President of Tim Ball Farming Corporation since 1987. He is active in various community services. He has been a director of the Company since 1999. Mr. Ball’s experience in the coal industry and farming serve well for the Board of Directors because many of the Company’s customers are involved in these lines of business.

Michael G. McGlothlin, age 70, is an attorney and President of the Appalachian College of Pharmacy (2005 to 2006 and 2008 to present). He also serves as President of Watkins Branch Development, LTD and The Inn on Garden Creek, LTD, as Secretary and Director of MGM Methane Corporation, as Trustee and Treasurer of the Appalachian School of Law, and as a Trustee and as Secretary of the McGlothlin Foundation. He has been the owner of Michael G. McGlothlin, Attorney-at-Law in Grundy, Virginia since 2002. He previously served as Commonwealth Attorney for Buchanan County, Virginia and as County Attorney for Buchanan County, Virginia. Mr. McGlothlin is past President of the Buchanan County Bar Association. Mr. McGlothlin has been a Director of the Company and the Bank since 1998. Mr. McGlothlin’s experience as an attorney, administrator, and organization and community leader provide the Board with a broad range of professional experience and his community involvement assists the Board in understanding the communities it serves and developing relationships within those communities.

B. Scott White, age 76, is a retired cattle rancher in Castlewood, Virginia, as well as a private investor and has served as Vice Chairman of the Board of Directors of the Company and the Bank since 2019. He was the President and CEO of White Stone Company in Castlewood, Virginia and White’s Pelletizing Company in Paradise, Pennsylvania until the companies were sold in 1997. Mr. White also previously served as General Manager of Sky Blue Tower Company, LLC, a cell phone tower rental company in southwest Virginia. Currently, he serves on the Board of Rockydale Quarries in Roanoke, Virginia. He has been a director since 1998. Mr. White’s experience as a small business owner and rancher provides experience to the Board relevant to its small business and agricultural customer base.

C. Todd Asbury, age 51, has served as the Company’s and the Bank’s President and Chief Executive Officer since December 17, 2014, and was elected to the Board in 2018.  He previously served as Executive Vice President, Chief Financial Officer, and Treasurer of both the Company and the Bank from May 2009 to December 2014.  Mr. Asbury served as Secretary of the Company and the Bank from May 2010 to December 2014.  He served as Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank starting in December 2003. Prior to joining the Company, he worked for several community financial institutions and in public accounting. He is a certified public accountant.  Mr. Asbury serves as Chairman of the Board of Trustees of Bluefield University; as a member of the Board of Trustees of the Virginia Bankers’ Association School of Bank Management, as a member of Board of Directors of the United Way of Southwest Virginia, a member of the Board of Directors of the Virginia Early Childhood Development Foundation, and as a member of the Southwest Virginia Workforce Development Board of Directors.  Based on his background and extensive understanding of the operations of the Company, Mr. Asbury is well qualified to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO: RATIFICATION OF

APPOINTMENTOF INDEPENDENT AUDITORS

For the year ending December 31, 2022, the Audit Committee of the Board of Directors has selected YHB, an independent registered public accounting firm, to perform the audit of the Company’s financial statements.

The selection of YHB as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of YHB, the Audit Committee will reconsider whether to retain YHB, and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests. Approval of this Proposal requires the affirmative vote of a majority of the shares voted on the Proposal.

Elliott Davis, PLLC (“Elliott Davis”) served as the Company’s independent registered public accounting firm during the fiscal years ended December 31, 2021 and 2020. On March 25, 2022, the Company notified Elliott Davis that it was being dismissed as the Company's independent registered public accounting firm, effective with the completion of the audit for the year ending December 31, 2021. The dismissal of Elliott Davis was made upon the recommendation of the Audit Committee of the Company’s Board of Directors.

The audit reports of Elliott Davis on the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period from January 1, 2022 through the date of Elliott Davis’s dismissal, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Elliott Davis on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Elliott Davis, would have caused Elliott Davis to make reference to the subject matter of the disagreement in connection with Elliott Davis’s reports on the Company’s consolidated financial statements for 2021 and 2020, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period from January 1, 2021 through the date of Elliott Davis’s dismissal, neither the Company nor anyone acting on its behalf consulted with YHB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that YHB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K and the related instructions, respectively).

Representatives of YHB and Elliott Davis are expected to participate in the Annual Meeting of Shareholders. Those representatives will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF YHB AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

Incumbent Directors

Incumbent Directors Whose Terms Expire in 2023

Gina D. Boggess, age 51, is the Coordinator of Religious Education for Sacred Heart Catholic Church in Princeton, West Virginia, a position she has held since 2018. Previously, she was involved in Met Resources, a family owned coal mining business, for ten years. Prior to that, she worked for a community bank for seven years in various positions, including branch management and as a financial services representative and marketing director. She is active in her community serving on various boards including the Princeton Rescue Squad, Community Foundation of the Virginias and as a state and local board member for Catholic Charities. Ms. Boggess’ experience in both the banking and coal industries as well as her community involvement in the Princeton, West Virginia market provides experience that is relevant to serving customers in this market.

John D. Cox, age 65, is the owner of Cox Tractor Company, a farm equipment business, located in Kingsport, Tennessee, that he has owned and operated since 1978. Mr. Cox is also a local farmer and entrepreneur. Mr. Cox has served as a director of the Company since 1998 and served as Chairman of the Board of Directors for the Company and the Bank for two years from 2012 through 2014. Mr. Cox’s experience in agriculture and agricultural-related small businesses support the Company’s significant customer base in these markets.

Charles H. Gent, Jr., age 62, is self-employed in the logging and farming industries in Honaker, Virginia and served as Vice Chairman of the Board of Directors of the Company and the Bank from 2012 to 2019. He is President of C & R Gent Logging. Mr. Gent is also involved in farming and various real estate ventures with his family. Previously, he was vice president and owner of Genwal Coal Company in Utah. He is actively involved in several community activities. He has been a director since 1998. Mr. Gent’s experience in logging and mining, as well as real estate and farming, provides experience to the Board relevant to understanding these businesses in the Company’s rural markets.

Eugene S. Hearl, age 90, is a retired banker who has over 65years of banking experience serving in capacities as President and CEO for two community banks, TruPoint Bank and the former Cumberland Bank, and as the Regional President for the former Dominion Bank in the Southwest Virginia market. Mr. Hearl was appointed as a director of the Company on November 29, 2010. Mr. Hearl’s vast wealth of knowledge in community banking and the various industries in our local markets provide additional financial institution management skills and perspective to the Board.

Incumbent Directors Whose Terms Expire in 2024

Joe M. Carter, 84, is a retired general manager of Daugherty Chevrolet in Gate City, Virginia, where he served 43 years in this role until 2008. He served as an advisory Board member of the former Peoples Bank, Inc. and its successors, Premier Bank – Central, N.A. and First Virginia Bank Southwest. He has been a director of the Company since 1998. Mr. Carter’s experience in the automotive industry and consumer finance assists the Board of Directors in understanding these businesses, which are important in the Company’s markets.

Harold Lynn Keene, age 67, has been President of Keene Carpet, Inc. since 1976 and was President of Harold Keene Coal Co., Inc. until its sale in January 2011. He served as a bank director for Peoples Bank, Inc. and its successor Premier Bank-Central, N.A. He also served as an advisory board member with First Virginia Bank Southwest. He has been a director of the Company since 1998. He has been the Chairman of the Board of Directors of the Company and the Bank since May 2014. Mr. Keene’s experience in banking provides an important resource to the Board of Directors in dealing with bank and finance-related matters. His experience in the coal industry provides for a resource in this important market for the Company.

J. Robert Buchanan, age 70 is a retired veteran Virginia banker with more than 40 years of industry experience. He served most recently as President, Chief Executive Officer and Director of First Region Bancshares and First Sentinel Bank from 2008 through 2015. He also held positions as Chief Financial Officer with National Bankshares, Inc., National Bank of Blacksburg, and Premier Bankshares Corporation; as Controller and Internal Auditor with Dominion Bank of Middle Tennessee; and internal auditor with Virginia Polytechnic Institute. He began his career as an assistant bank examiner in the Fifth National Bank Region of the OCC. Based on his extensive banking background, Mr. Buchanan was appointed to boards of the Bank and the Company January 22, 2018, and is well qualified to serve as a director.

Executive Officers Who Are Not Directors

The following biographical information discloses the age and business experience in the past five years for each of our executive officers who are not directors.

Bryan T. Booher, age 51, has served as Executive Vice President and Chief Risk Officer of the Bank since January 27, 2020.  He was previously employed by Highlands Union Bank from January 2004 until January 2020 in multiple roles, including Interim President and Chief Executive Officer, Chief Risk Officer, Executive Vice President of Operations and Information Technology, and Senior Lending Officer.  Prior to that, he was employed by BB&T from 1992 to 2004.

James W. Kiser, age 41 has served as Executive Vice President and Chief Banking Officer of the Bank since May 29, 2020. He previously served as First Senior Vice President and Chief Commercial Banking Officer from March 2018 to May 2020; and First Senior Vice President and Senior Commercial Banking officer from August 2015 to March 2018. Prior to joining the Bank in August 2015, Mr. Kiser served as Chief Lending Officer at First Sentinel Bank from June 2014 to July 2015 and in various positions with First Bank of Virginia from November 2007 to June 2014.

Christopher G. Speaks, age 56, has served as Executive Vice President, Chief Financial Officer and Treasurer of both the Company and the Bank since August 16, 2021. He joined the Company from FNB Bancshares, Inc. in Scottsboro, Alabama where he served as the Chief Financial Officer from January 2021 until it was acquired in April 2021. Prior to that, he served as Chief Financial Officer and in senior level accounting and finance roles at several financial institutions, including Executive Vice President and Chief Financial Officer for Tyndall Federal Credit Union from May 2016 to January 2020, and Director of Finance and other senior level positions at CertusBank from November 2011 through October 2015. He worked in senior accounting level roles at The South Financial Group and TD Bank from 1998 through 2011.

Security Ownership of Management

The following table sets forth, as of March 23, 2022, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the individual’s spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Percent of Class (2)

C. Todd Asbury	10,208		*
Tim W. Ball	3,432		*
Gina D. Boggess	2,476		*
J. Robert Buchanan	4,100		*
Joe M. Carter	29,955	(3)	*
John D. Cox	614,489	(4)	2.57%
Charles H. Gent, Jr.	31,970	(5)	*
Eugene Hearl	3,297		*
Harold Lynn Keene	4,508,487	(6)	18.85%
Michael G. McGlothlin	458,267		1.92%
B. Scott White	5,132,752	(7)	21.46%
Named Executive Officers:
James W. Kiser	10,360	(8)	*
All Directors and Executive Officers as a Group (14 persons)	10,809,793		45.19%

*       Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)	Except as otherwise indicated, each director, director nominee or executive officer has sole voting power and investment power with respect to the shares shown.
(2)	Based on 23,922,086 shares of Common Stock issued and outstanding on March 23, 2022.
(3)	Includes 8,201 shares held by Mr. Carter's wife.
(4)	Includes 526,411 shares in a revocable personal trust.

(5)	Includes 2,860 shares held by Mr. Gent's wife, 2,860 shares Mr. Gent holds as custodian for his child, and 4,800 shares held jointly with his wife.
(6)	Includes 1,076,779 shares held by H.L. Keene, L.L.C. in which Mr. Keene is the sole manager, and 500 shares held by The Harold Lynn Keene Trust.
(7)	Includes 2,061,666 shares held by SBTB, L.P. in which Mr. White is a general partner, 986,862 shares held by Sky Investments, LLC in which Mr. White is the manager, and 172,160 shares held by Mr. White's wife. Mr. White holds shares as trustee under various trust agreements – 108,010 shares in revocable personal trust, 156,637 shares in a self-directed IRA, 9,056 shares under irrevocable trust for an offspring, and 412,186 shares allocated to three irrevocable trusts for grandchildren.
(8)	Held jointly with spouse.

Security Ownership of Certain Beneficial Owners

As of March 23, 2022, the following persons are known to us that beneficially own five percent or more of the Company’s stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of March 23, 2022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

B. Scott White Post Office Box 520 Castlewood, Virginia 24224	5,132,752(1)	21.46%

Harold Lynn Keene Post Office Box 1320 Lebanon, Virginia 24260	4,508,487(2)	18.85%
Richard G. Preservati, Sr. Post Office Box 1003 Princeton, West Virginia 24740	3,039,999(3)	12.71%

(1)	Includes 2,061,666 shares held by SBTB, L.P. in which Mr. White is a general partner, 986,862 shares held by Sky Investments, LLC in which Mr. White is the manager, and 172,160 shares held by Mr. White's wife. Mr. White holds shares as trustee under various trust agreements – 108,010 shares in revocable personal trust, 156,637 shares in a self-directed IRA, 9,056 shares under irrevocable trust for an offspring, and 412,186 shares allocated to three irrevocable trusts for grandchildren.
(2)	Includes 1,076,779 shares held by H.L. Keene, L.L.C. in which Mr. Keene is the sole manager, and 500 shares held by The Harold Lynn Keene Trust.
(3)	Includes 2,533,333 held by Family’s Future IV Limited Partnership in which Mr. Preservati is a general partner.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and certain officers to file reports with the SEC indicating their holdings of, or transactions in, our equity securities. Based on a review of these reports and written representations furnished to us, we believe that our directors and officers timely complied with all Section 16(a) filing requirements with respect to 2021, other than Mr. White with three reports listing three late transactions; Mr. Keene with one report listing one late transaction, Mr. Cox with one report listing one late transactions and Mr. Kiser with one report listing one late transaction.

Director Compensation

The following table sets forth, as of December 31, 2021, certain information with respect to director compensation for each of the members of the Board of Directors. The directors did not receive any other compensation during 2021 for their services as directors on the Board.

Director Compensation for 2021
Name	Fees Earned or Paid in Cash ($)	Total ($)
C. Todd Asbury	-	-
Tim W. Ball	9,000	9,000
Gina D. Boggess	9,200	9,200
J. Robert Buchanan	10,000	10,000
Joe M. Carter	13,000	13,000
John D. Cox	14,800	14,800
Charles H. Gent, Jr.	9,000	9,000
Eugene Hearl	13,600	13,600
Harold Lynn Keene	18,400	18,400
Fred W. Meade	3,500	3,500
Michael G. McGlothlin	8,600	8,600
B. Scott White	15,600	15,600

In 2021, each director was paid $700 per month, except for Mr. Keene, Chairman, who received $1,000 per month, for service on the Board of Directors and $200 per committee meeting for each committee of which a director attended as a member.

CORPORATE GOVERNANCE

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board are kept informed of our business through discussions with our executive officers and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Except for Mr. Asbury, the Board of Directors has determined that all members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”).  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank may conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers; however, in 2021, no transactions occurred with such companies other than those described under “Certain Relationships and Related Transactions.”

Code of Ethics

The Board of Directors has adopted a Code of Ethics for our directors, executive officers, and senior officers who have financial responsibilities. The Code of Ethics is designed to promote, among other things, honest and ethical conduct, proper disclosure of financial information in our periodic reports, and compliance with applicable laws, rules and regulations by our senior officers who have financial responsibilities.

A copy of the Code of Ethics may be obtained on our website at https://newpeoples.bank/Code-of-Ethics.

Whistleblower Procedures

The Audit Committee and the Board of Directors have approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters.  There are also procedures for the submission by Company or Bank employees of confidential, anonymous reports to the Audit Committee.

Anti-Hedging Policy

The Company currently does not have any policies with respect to financial instruments or transactions in derivative securities or otherwise that hedge or offset any decrease in the market value of the Company’s common stock.

Communications with Directors

Any director may be contacted by writing to him or her c/o Post Office Box 1810, Honaker, Virginia 24260. Communications to the directors as a group may be sent to the same address, c/o the Secretary of the Company. We promptly forward, without screening, all such correspondence to the indicated directors.

Board Leadership

Except for Mr. Asbury, the Company’s and the Bank’s Boards of Directors are currently composed of non-management members.

The Chairman of the Board is occupied by a non-management member. The Board believes that the principal role of the President and Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner.  The role of the Board, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the organization in the best interests of its shareholders, to adopt or approve major policies and procedures, to oversee financial reporting and compliance, and to serve the Company’s constituencies including shareholders, customers, employees, and communities. The Board believes that the inclusion of the President and Chief Executive Officer on the Boards of the Company and the Bank enhances the effectiveness of the Boards’ activities due to the operational expertise and institutional knowledge possessed by the President and Chief Executive Officer. Executive sessions of the Board are held periodically with the absence of the Chief Executive Officer.

The Company’s leadership structure consists of varying levels of authority, responsibility and risk exposure that increase through each incremental level of management hierarchy. The senior management team reports directly to the CEO and meets collectively on a regular basis, and dialogs daily regarding the Bank’s activities. The senior management team manages every aspect of the Bank’s activities and acts as a primary communications medium across all functional areas of the organization.  This structure enables information and management guidance to flow easily up, down and horizontally.

Board’s Role in Risk Oversight

The Board is intimately engaged in overseeing the risk management of the Company, including credit risk, liquidity risk, interest rate risk, price risk, operational risk, cyber security risk, compliance risk, strategic risk, and reputational risk. This is accomplished through a strong committee system consisting of the Asset Liability (“ALCO”) Committee, the Director’s Loan Committee, the Compensation Committee, the Nominating Committee, and the Audit, Risk and Compliance Committee; each of which meets with scheduled frequency with its senior staff counterparts. In addition, the leadership structure of the Board of Directors (independent chair) supports the Board’s independent risk oversight role. Each of these committees is composed of directors who are familiar with their areas of responsibility. Senior management is responsible for day-to-day risk management in each functional area and report at each full Board meeting on the risk-related matters within their area of responsibility.  In addition, the Board receives and reviews minutes from each committee and additional commentary from each respective committee chair is provided as deemed appropriate. Data reviewed are both historical and forward-looking to enable the Board to look at both recent outcomes and to the likelihood of various future outcomes. The entire executive management team attends all Board meetings and remains for the duration of the meeting except when the Board goes into Executive Session. The schedule below lists all Board committees and their members:

	ALCO (2)	Audit Risk and Compliance(1)	Compensation(1)	Executive(3)	Loan(2)	Nominating(1)
C. Todd Asbury	X			X	X
Tim W. Ball			X			X
Gina D. Boggess			X			X
J. Robert Buchanan	X*	X		X
Joe M. Carter					X
John D. Cox		X	X*	X	X	X
Charles H. Gent, Jr.			X		A
Eugene Hearl	X		X		X*
Harold Lynn Keene	X	X*		X*	X
Michael G. McGlothlin						X*
B. Scott White	X	X	X	X	X	X

(1)	Company Committee
(2)	Bank Committee
(3)	Committee of both Company and Bank

*        Committee Chair

A        Alternate Member

Board Committees & Committee Meeting Attendance

The Boards of the Company and the Bank are identical in membership. Among other committees described above the Boards have standing executive, nominating, audit and compensation committees (or committees performing similar functions) as discussed further below. The Board of Directors has adopted charters for its Audit Committee, Compensation Committee, ALCO Committee, and Nominating Committee to define the duties and responsibilities of those committees. These charters are available on our website at https://newpeoples.bank/Bankshares-About-Us.

There were twelve meetings of the Company’s Board of Directors in 2021. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board and meetings of committees of which the director was a member in 2021. We encourage, but do not require, members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2021 annual meeting of shareholders except for Joe Carter.

Executive Committee - The Company and the Bank each also have an Executive Committee that, when necessary, is empowered to act on behalf of the full Board, on routine matters, between scheduled Board meetings. The Executive Committee met three times in 2021.

Nominating Committee - The Nominating Committee was created in May 2006 to propose prospective members for nomination to the Board of Directors. All decisions by the Nominating Committee relating to the nominations of prospective Board members are reported to the full Board of Directors. All of the members of the Committee are independent as defined in the Nasdaq listing standards. The Nominating Committee met one time in 2021 at which time the recommendations for nominees in the 2021 proxy were discussed for the Board of Directors’ approval.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating Committee if the Committee receives timely written notice, in proper form, for each such recommended director candidate. If the notice is not timely and in proper form, the nominee will not be considered. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Board.

In accordance with our Bylaws, any shareholder entitled to vote in the election of directors may directly nominate one or more persons for election as director(s) at an annual meeting if the nomination is made in writing. Any such shareholder nominations must be received by our Secretary within the timeframe set forth in “Proposals for 2023 Annual Meeting of Shareholders” below. To be in proper form, the notice must include (a) the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated; (b) a representation that the shareholder is the owner of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including, but not limited to, the amount and nature of his beneficial ownership of our securities and his principal occupation for the past five years; and (e) the written consent of each nominee to serve as a director if so elected.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board potential new directors, including candidates submitted by shareholders, or the continued service of existing directors:

·	the ability of the prospective nominee to represent the interests of our shareholders;
·	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
·	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and
·	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

The Board’s priorities in evaluating Board candidates and the relative weight it gives to any given characteristic will vary from time to time based on the particular needs of the Board and us at the time and based on the expertise of the incumbent members of the Board of Directors.

To identify candidates for nomination, the Nominating Committee does the following:

·	Establish criteria and qualifications for the selection of new directors to serve on the Board.
·	Identify individuals believed to be qualified as candidates to serve on the Board (including from among those individuals recommended by shareholders) and recommend the candidates for any directorships to be filled by the Board or by the shareholders at an annual or special meeting. In addition, the Committee reviews and makes recommendations to the Board with respect to whether members of the Board should stand for re-election.
·	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. In that connection, the Committee has sole authority to retain and to terminate any search firm used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.
·	Review and make recommendations to the Board, as the Committee deems appropriate regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficient expertise and independent backgrounds and always consists of a majority of independent directors in accordance with Nasdaq listing standards.

Compensation Committee - The Compensation Committee of the Company reviews management’s performance and compensation, and reviews and sets guidelines for compensation of all employees, including the Company’s executive officers. Currently, the individuals serving as Chief Executive Officer and as executive officers of the Company also serve in the same capacities, respectively, for the Bank, except for Messrs. Booher and Kiser, who only serve as executive officers of the Bank and not the Company. These executive officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company. All decisions by the Compensation Committees relating to the compensation of our executive officers are reported to the full Board of Directors. Except for his own compensation, Mr. Asbury provides information and advice to the Compensation Committee regarding the form and amount of compensation of executive officers. No other executive officer participates in this process with the Committee. The Compensation Committee may not delegate its authority and has not utilized a consultant.

The Chief Executive Officer does not set his own salary or bonus. The Chief Executive Officer recommends the salary and bonuses of the other named executive officers and provides input to the Committee regarding his own, but he does not participate in the Compensation Committees discussions or approval of his own compensation. Recommendations are made by the Committee and final decisions reside with the Board of Directors.

The Compensation Committee and Board attempt to align performance and compensation based upon strategic goals that are incorporated in the Company’s budget as approved by the Board of Directors. We believe that our conservative but competitive compensation policies and practices are unlikely to create risks that are reasonably likely to have a materially adverse effect on the Company. As discussed in this Proxy Statement, most of the compensation that we pay consists of annually determined salaries and bonuses. This permits the Board of Directors to review annually the budget versus actual performance, internal policy limits for various key performance ratios, asset quality ratios, interest rate sensitivity shocks, liquidity management, and capital levels before compensation is set. All of these components together with continuation of employment are assessed each year. It is at the discretion of the Board of Directors to pay cash bonuses or any other incentives if goals are met or exceeded. We believe that this contemporaneous approach to determining compensation is not likely to encourage excessive risk taking and in fact allows the Board to align compensation with business factors such as acceptable versus unacceptable risk taking.

The Board in its business judgment has determined that all members of the Compensation Committee are independent as defined by the Nasdaq Stock Market Listing Rules. The Compensation Committee held four meetings in 2021. For additional information regarding executive compensation and the Compensation Committee, see “Executive Compensation and Related Party Transactions” below.

Audit, Risk and Compliance Committee - The Audit Risk and Compliance Committee (Audit Committee) assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements for our accounting and reporting practices, the qualifications, independence and performance of our independent public accountants and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee.

The Audit Committee also oversees the internal audit and regulatory compliance and review functions.

The Board in its business judgment has determined that all of the members of the Audit Committee are independent as defined by Nasdaq Stock Market Listing Rules for audit committee members and applicable SEC regulations.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Buchanan qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee held five meetings in 2021. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” below.

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

The following table is a summary of compensation that we paid for the fiscal years ended December 31, 2021 and 2020 to the named executive officers in all capacities in which they served:

Summary Compensation Table

Fiscal Years 2021 and 2020

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-Equity Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
C. Todd Asbury	2021	288,061	38,721	-	-	24,462	351,844
President and Chief	2020	277,970	6,000	-		19,610	303,580
Executive Officer

James W. Kiser	2021	213,595	23,160	-	-	21,739	258,494
Executive Vice President and	2020	185,807	6,000			13,570	205,377
Chief Banking Officer

Bryan Booher	2021	175,577	19,750	-	-	13,725	209,052
Executive Vice President and
Chief Risk and Credit Officer

(1)	Includes awards for 2021, paid in 2022, under the Profit Sharing and Senior Performance Bonus plans to Messrs. Asbury, Kiser, and Booher of $38,721, $23,160 and $19,750, respectively. All employees received a Christmas bonus at the discretion of the Board of Directors of $500 for 2021 and 2020, with the exception of Mr. Speaks who received $250 for 2021 All employees received an additional pandemic service bonus of $500 in 2020. In 2020, Messrs. Asbury and Kiser received discretionary bonuses in 2020, paid in 2021, of $5,000,each.
(2)	All benefits that might be considered of a personal nature did not exceed $10,000. All other compensation includes matching contributions under the Bank’s 401(k) Plan, flexible spending amounts contributions for cafeteria plan benefits, group term life insurance premiums and long-term disability insurance premiums for all persons listed; allocated personal use of a company vehicle for Mr. Asbury and an auto allowance for Mr.. Kiser

Narrative Disclosure to Summary Compensation Table

Base Salary and Bonus

Our performance, in general, is considered in determining the amount of annual salary increases. The Compensation Committee sets base salaries at levels competitive with senior executives with comparable qualifications, experience and responsibilities, of similarly sized banks. The Virginia Bankers Association Salary Survey was used for comparison of salaries paid for similar positions and responsibilities. The Compensation Committee also takes into consideration our strategic plans and Company performance, including but not limited to, branch performance, asset quality, capital management, core deposit growth, efficiency, regulatory compliance, and earnings.

The named executive officers’ annual salary is based on the above criteria as well as an assessment of their past performance and expected future contributions. In addition to the internal measures above, the Board of Directors also reviews our financial performance in relation to peer group averages in the Virginia Bankers’ Association Salary Survey. A subjective approach is used in its evaluation of these factors, and therefore the Compensation Committee does not rely on a formula or weights of specific factors.

Other Elements of Compensation

Each named executive officer, with the exception of Mr. Booher, is provided with the use of a company vehicle or a monthly allowance.

The Bank has established a 401(k) plan that covers all full-time employees including the named executive officers. Matching contributions paid by the Bank to the named executive officers is detailed in the Summary Compensation Table above.

Employment Agreements

On December 1, 2016, the Company and the Bank entered into an Employment Agreement (the “Agreement”) with Mr. Asbury. The Agreement is effective as of December 1, 2016. The initial term of the Agreement ended on December 1, 2019, after which the Agreement automatically renews for successive two-year terms (unless terminated prior to the commencement of the renewal term).

Under Mr. Asbury’s Agreement, he is entitled to an annual base salary of $277,970 and an annual performance bonus, if any, in an amount approved by New Peoples’ Board of Directors. Mr. Asbury is also eligible to participate in any equity and/or other long-term compensation programs established by the Company as well as employee benefits, executive benefits, or perquisites approved by the Board and reimbursement of expenses and vacation as set forth in his Agreement.

The Agreement provides Mr. Asbury with severance benefits in the event of termination of his employment under certain circumstances and contains certain confidentiality and noncompetition provisions.

The Agreement provides that the executive’s employment may be terminated by the Company “With Cause” (as defined in the Agreement) or without Cause, or by the executive for “Good Reason” (as defined in the Agreement) or without Good Reason. The executive’s employment may be terminated upon a determination that the executive is disabled or automatically upon the executive’s death. If an executive’s employment is terminated by the Company for Cause or by the executive for Other than Good Reason, then under his Agreement, the executive will be entitled to receive any accrued but unpaid salary, bonus or other benefits or awards, and expense reimbursement. The foregoing amounts are referred to collectively as the “Accrued Obligations.” If an executive’s employment is terminated by the Company without Cause or by the executive for Good Reason, then, in addition to the Accrued Obligations, the executive will be entitled under his Agreement to receive the following: (i) if not connected to a Change in Control (as defined in the Agreement), a severance payment equal to two times the executive’s base salary and bonus; or (ii) if within 24 months after a Change in Control, a severance payment equal to three times the executive’s base salary and bonus unless the Change in Control is a Sale of the Company (as defined in the Agreement) in which case the severance payment is based on certain percentages of the Company’s book value received by the Company’s shareholders in the transaction.

Neither the Company nor the Bank has entered into an employment agreement with any of the other named executive officers, except as discussed above.

Employee Incentive Plans

In December of 2015, the Board of Directors approved two employee incentive plans: a Short-Term Bonus Plan and Company-Wide Profit Sharing Plan.

The Short-Term Bonus Plan is designed to reward and recognize individual employees “on-the-spot” for extraordinary performance/accomplishments.  These bonuses are to individual employees in amounts ranging from $100 to $1,000 (with an aggregate annual amount for all short-term bonuses not to exceed $25,000) and are awarded on recommendation of senior officers with the approval of the President and Chief Executive Officer. Payments under the Short-term Bonus Plan were made for 2021 and 2020. For 2021 total bonuses of $23,100 were paid, of which $13,950 was paid in 2022. For 2020 total bonuses were paid of $24,900, of which $18,750 was paid in 2021.

The second plan is a Bank-Wide Profit Sharing Plan, which allows all eligible employees of New Peoples Bank to share in the profits of the Bank when strategic goals are met.   The Plan is designed to reward employees a percentage of his or her annual salary, or a flat dollar amount for commissioned or lower-wage employees, when the Bank meets the budgeted net income for the year. If the Bank does not make its budgeted net income for the year, the bonus pool is reduced by the shortfall, which is added back into net income until it equals the budgeted amount or the bonus pool is exhausted. The Board of Directors of the Bank has established an award schedule that allocates the bonus pool by percentage based on the employee’s position with the Bank. For 2021 bonuses awarded under the Profit Sharing Plan totaled $187,414 and were paid in 2022. No bonuses were awarded under this plan for 2020.

For 2022, both the Short-Term Bonus Plan and the Company-Wide Profit Sharing Plan are still in effect. Under the Short-Term Bonus Plan, the aggregate annual amount for all short-term bonuses will not exceed $25,000 in 2022. For 2022, the Board of Directors budgeted a total amount of $200,000 for the Company-Wide Profit Sharing Plan.

In July 2021, the Board of Directors approved a Senior Performance Bonus Plan, for certain senior officers of the Company and Bank. Participants have the ability to earn an annual incentive award up to a predetermined percentage of total compensation based on achievement of the Bank’s operating or consolidated performance goals. In addition to promoting the achievement of Bank performance goals, the incentive awards are designed to align the interests of senior management into a common objective. Any bonuses earned under the Senior Plan are paid in cash. For 2021, $79,961 was accrued for this plan, and paid in 2022. For 2022, the Board of Directors budgeted $101,712

Certain Relationships and Related Transactions

Certain of our directors, executive officers, and shareholders known to us who own beneficially 5% or more of our stock (and their immediate family members) have had, and expect to have in the future, lending transactions with us. Any extensions of credit to our directors, executive officers, and such shareholders are made in the ordinary course of business, were required to be on substantially the same terms, including interest rates and collateral, as comparable transactions to non-related parties at the time of the extension of credit, and did not involve more than the normal risk of collectability or present other unfavorable features.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors. The Board, however, does review all related party transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to us, the facts and the circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee has the responsibility to review significant conflicts of interest involving directors or executive officers.

In August 2021, the Bank sold a parcel of land adjacent to the Grundy, Virginia office to Director McGlothlin for $150 thousand, which approximated the fair value of the property.

AUDIT INFORMATION

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter can be found on our website www.npbankshares.com.

2021 and 2020 Fees of Independent Registered Public Accountants – Elliott Davis

The following table sets forth the aggregate fees paid to Elliott Davis for professional services rendered in connection with the audit of the Company’s consolidated financial statements for 2021 and 2020, as well as fees paid for audit-related services, tax services and all other services in 2021 and 2020.

	2021	2020
Audit fees (1)	$105,902	$110,858
Audit-related fees (2)	10,400	10,475
Tax fees	14,205	12,150
Total	$130,507	$133,483

(1)	Audit fees include aggregate fees incurred for professional services rendered for the audit of our annual financial statements and for the review of the financial statements included in the Company’s Quarterly Reports on Forms 10-Q for the fiscal years 2021 and 2020.

(2)	The audit-related fees include audits of employee benefit plans for both years. These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the heading of “Audit fees”.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Elliott Davis was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions. The Audit Committee has a policy that provides for the pre-approval of all services to be provided by its independent registered public accounting firm. The Audit Committee does not delegate to management its responsibility to pre-approve services performed by the independent registered public accounting firm. All of the services mentioned above were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee has furnished the following report:

Management is responsible for our internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. Our independent public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and Elliott Davis, our independent public accountants for 2020, the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including its judgments about the quality, not just the acceptability, of our accounting principles and underlying estimates in our consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with our management; and other material written communication between the independent public accountants and our management, such as any management letter or schedule of unadjusted differences.

In addition, the Audit Committee has received from the independent public accountants the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with them their independence from us and our management. Moreover, the Audit Committee has considered whether the independent public accountants’ provision of other non-audit services to us is compatible with maintaining their independence from us.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on the Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee

J. Robert Buchanan

John D. Cox

Harold Lynn Keene (Chairman)

B. Scott White

PROPOSALS FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

The Company anticipates holding the 2023 Annual Meeting of Shareholders on May 16, 2023. As discussed above under “Director Nomination Process,” our Bylaws prescribe the procedures that a shareholder must follow to nominate a director. For a shareholder to nominate a candidate for director at the 2023 Annual Meeting of Shareholders, notice of the nomination must be received by our Secretary no later than March 5, 2023. The notice must describe various matters regarding the nominee and the shareholder giving the notice. Any shareholder may obtain a copy of our Bylaws, without charge, upon written request to our Secretary.

In accordance with SEC regulations, if any shareholder intends to present a proposal to be considered for inclusion in our proxy materials for our 2023 Annual Meeting, the proposal must be in proper form and must be received at our principal executive offices at 67 Commerce Drive, Honaker, Virginia 24260, no later than December 5, 2022.

In accordance with our Bylaws, if any shareholder intends to present a proposal (other than a director nomination) at the 2023 Annual Meeting of Shareholders outside of the proxy statement process, notice of the shareholder’s intention to present the proposal must be received by our Secretary no later than March 5, 2023. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. The proxy solicited by the Board of Directors for the 2023 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if we have not received notice of such proposal by March 5, 2023, in writing delivered to our Secretary.

OTHER MATTERS

THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 (THE “FORM 10-K”), AS FILED WITH THE SEC, ACCOMPANIES THIS PROXY STATEMENT. A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 (EXCLUDING EXHIBITS) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO OUR SECRETARY, WHOSE ADDRESS IS POST OFFICE BOX 1810, HONAKER, VIRGINIA 24260.

New Peoples Bankshares, Inc.

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A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

Nominee	For	Withhold
01 - Tim W. Ball	☐	☐
02 - Michael G. McGlothlin	☐	☐
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04 - C. Todd Asbury	☐	☐

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Revocable Proxy — New Peoples Bankshares, Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – May 17, 2022 at 6:00 p.m. (Eastern Time)

The undersigned hereby appoints Joe M. Carter, Harold Lynn Keene and J. Robert Buchanan, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of New Peoples Bankshares, Inc. to be held on May 17, 2022 or at any postponement or adjournment thereof.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the shareholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated April 5, 2022.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

New Peoples Bankshares, Inc.

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Annual Meeting Revocable Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

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Nominee	For	Withhold
01 - Tim W. Ball	☐	☐
02 - Michael G. McGlothlin	☐	☐
03 - B. Scott White	☐	☐
04 - C. Todd Asbury	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X

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The 2022 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. will be held on May 17, 2022 at 6:00 p.m. Eastern Time, virtually via the internet at meetnow.global/MUWP9Q9.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/nwpp

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Revocable Proxy — New Peoples Bankshares, Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – May 17, 2022 at 6:00 p.m. (Eastern Time)

The undersigned hereby appoints Joe M. Carter, Harold Lynn Keene and J. Robert Buchanan, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of New Peoples Bankshares, Inc. to be held on May 17, 2022 or at any postponement or adjournment thereof.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the shareholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated April 5, 2022.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

New Peoples Bankshares, Inc.

VOTE

Online

Go to **www.investorvote.com/nwpp** or scan the QR code — login details are located in the shaded bar below.

Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement, annual report and 2021 10K are available at:

www.investorvote.com/NWPP

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/NWPP.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 3, 2022 to facilitate timely delivery.

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Shareholder Meeting Notice

New Peoples Bankshares, Inc.'s Annual Meeting of Shareholders will be held on May 17, 2022 at 6:00 p.m. Eastern Time, virtually via the internet at meetnow.global/MUWP9Q9. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:
   01 – Tim W. Ball
   02 – Michael G. McGlothlin
   03 – B. Scott White
   04 – C. Todd Asbury
2. To ratify the Audit Committee's appointment of Yount, Hyde & Barbour, P.C as the Company's independent registered public accounting firm for the year ending December 31, 2022
3. Act upon such other matters as may properly come before the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/NWPP.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials New Peoples Bankshares, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 3, 2022.